EXHIBIT 10.14

THIS MORTGAGE IS AN OPEN-END MORTGAGE AND SECURES FUTURE ADVANCES

                (All notices to be given to Mortgagee pursuant to
                 42 Pa. C.S.A. 8143 shall be given as set forth
                       in Paragraph 25 of this Mortgage.)

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

     THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT (this "Mortgage" made this 14th day of January, 2004, by and between Spitz, Inc., a Delaware corporation, with an address of P.O. Box 198, Route 1, Chadds Ford, Pennsylvania 19317 (the Mortgagor), and FIRST KEYSTONE BANK (Mortgagee), a federally chartered stock savings bank organized and existing under the laws of the United States of America, at Mortgagee's office located at 22 West State Street, Media, Pennsylvania, 19063.

                                   WITNESSETH:

     WHEREAS, this Mortgage is an Open-End Mortgageas set forth in 42 Pa. C.S.A. 8143 and secures obligations of Mortgagor and Transnational, Inc. (TN) to Mortgagee up to a maximum amount of principal indebtedness outstanding at any time of Three Million Two Hundred Thousand ($3,200,000.00) Dollars together with, but not limited to, advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property (hereinafter defined) or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage the Note (hereinafter defined), and all other sums due hereunder or secured hereby, plus accrued and unpaid interest due under the Note; and

     WHEREAS, Mortgagor and TN, as part of the foregoing obligations, has executed and delivered to Mortgagee its Mortgage Note, dated even date herewith (the Note), evidencing Mortgagor's and TN's indebtedness to Mortgagee in the principal amount of Three Million Two Hundred Thousand ($3,200,000.00) Dollars in accordance with a certain Commitment Letter from Mortgagee to Mortgagor and TN, dated December 19, 2003, (the Commitment Letter), and a certain Loan Agreement (the Loan Agreement), dated even date herewith, by and between Mortgagor, TN and Mortgagee, together with interest thereon payable at the rate and times, in the manner, and according to the terms and conditions specified in the Note which provides for interest rate adjustments based on a formula therein set forth; and

     WHEREAS, all of the terms, conditions and provisions of the Note, the Commitment Letter and the Loan Agreement are by reference incorporated herein as if fully set forth; and

     WHEREAS, Mortgagor has duly executed and delivered this Mortgage to secure all of Mortgagor's and TN's obligations under the Note and the Loan Agreement.



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     NOW,  THEREFORE,  in  consideration of the aforesaid  indebtedness,  and to secure the payment of all sums due or to become due under the Note, under the Commitment Letter, under the Loan Agreement, and under the terms of this Mortgage, and to secure the payment of all sums advanced by Mortgagee to Mortgagor and TN, as well as to secure the performance and observance of all of the terms, conditions and provisions of the Note, the Commitment Letter, the Loan Agreement, this Mortgage, the Assignment of Rents (hereinafter defined), the Environmental Indemnity Agreement (hereinafter defined) and all other agreements and instruments given by or on behalf of Mortgagor and TN to Mortgagee in connection with the Note, the Commitment Letter, the Loan Agreement, or this Mortgage (collectively the Loan Documents), Mortgagor has granted, bargained, conveyed, sold, aliened, enfeoffed, released, confirmed and mortgaged, and by these presents does hereby grant, bargain, convey, sell, alien, enfeoff, release, confirm and mortgage unto Mortgagee, its successors and assigns all that certain parcel of real property known as Route 1, Chadds Ford Township, Delaware County, Pennsylvania, being Folio No. 04-00-00034-02, and more specifically described on the metes and bounds legal description, attached hereto, made a part of hereof, and labeled Exhibit A (the Real Estate).

     TOGETHER WITH all of Mortgagor's right, title and interest now owned or hereafter acquired in:

     (i)  All  buildings,   structures  and   improvements  of  every  kind  and
description now or hereafter erected or placed on the Real Estate.

     (ii) All tenements, hereditaments, appurtenances and all the estates and rights of Mortgagor in and to the Real Estate or any part thereof.

     (iii) All streets, roads, passages, ways, waters, water courses, easements, and privileges of whatsoever kind or character, belonging to, and adjoining, used in connection with or in any way appertaining to the Real Estate.

     (iv) All reversions, remainders, easements, rents, issues, income and profits arising or issuing from the Real Estate and/or the buildings, structures and improvements now or hereafter erected or placed thereon, or any portion thereof, including, but not limited to, the rents, issues, income and profits arising or issuing from all insurance policies, sale agreements, licenses, options, leases and subleases now or hereafter entered into covering any part of the Real Estate and/or the buildings, structures and improvements now or hereafter erected or placed thereon, or any portion thereof, all of which insurance policies, sale agreements, licenses, options, leases, subleases, rents, issues, income and profits are hereby assigned to Mortgagee by Mortgagor. Mortgagor will execute and deliver to Mortgagee, on demand, such separate, specific assignments and instruments as Mortgagee may require to implement, confirm, maintain and continue the assignment hereunder. Mortgagor hereby appoints Mortgagee, its designees and nominees, as Mortgagor's agents and attorneys-in-fact to collect such rents, issues and profits.

     (v) All awards, damages, payments and other compensation, and any and all claims therefor, and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain of, or to, or any damage, injury or destruction in any manner caused to, the Real Estate and/or the


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buildings,  structures  and  improvements  now or  hereafter  erected  or placed thereon, or any portion thereof, all of which award, damages, payments, compensation, claims and rights are hereby assigned to Mortgagee to the fullest extent that Mortgagor may do so under law. Mortgagor hereby appoints Mortgagee, its designees and nominees, as Mortgagor's agents and attorneys-in-fact to collect any such awards, damages, payments and compensation.

     (vi) All fixtures, fittings, furnishings, furniture, trade fixtures, machinery, equipment, apparatus, building materials, appliances, goods, supplies, tools, chattels, and all articles of tangible personal property of whatever kind and nature, together with all replacements thereof, substitutions therefor and additions and accessions thereto, and all proceeds and profits thereof and therefrom, now or at anytime hereafter, affixed or attached to, installed upon, included within, or used in any way in connection with the construction, use, enjoyment, operation, maintenance or occupancy of the Real Estate and the buildings, structures and improvements now or hereafter erected or placed thereon; and all agreements, contract rights, chattel paper, negotiable instruments, general intangibles, accounts, instruments, and documents (as those terms are defined in the Pennsylvania Uniform Commercial
Code). Any item referred to in this paragraph (vi) shall hereinafter, for purposes of creating a security interest therein under the Pennsylvania Uniform Commercial Code, sometimes be referred to as the Personal Property.

     The Real Estate, and all of the right, title and interest of Mortgagor therein and thereto, and all of the property rights, title and interest referred to in paragraphs (i) through (vi) above shall hereinafter sometimes be referred to collectively as the Mortgaged Property.

     TO HAVE AND TO HOLD the Mortgaged Property hereby granted and conveyed, or mentioned and intended so to be, unto Mortgagee, its successors and assigns, to its and their own use and benefit forever.

     PROVIDED, HOWEVER, that if Mortgagor pays to Mortgagee the principal interest to become due under the Note at the time and in the manner stipulated therein, and pays all other sums payable by Mortgagor and TN to Mortgagee as are secured hereby, and if Mortgagor and TN perform and comply with all the agreements, conditions, covenants and provisions contained in the Note, the Loan Agreement, this Mortgage and the other Loan Documents, and if Mortgagor and TN pay all satisfaction costs, including the recording costs for any Mortgage satisfaction and termination statements, then this Mortgage and the estate, right, title and interest of Mortgagee in and to the Mortgaged Property shall cease and become void. Until such time, Mortgagor covenants, represents, promises, warrants and agrees to and with Mortgagee as follows:

     1. Mortgagor's Title. Mortgagor warrants, covenants and represents as follows:

          1.1 Mortgagor has good and marketable and unencumbered fee simple title to the Mortgaged Property subject only to the title exceptions not removed from Title Insurance Commitment No. 03-1156 dated effective October 30, 2003, issued by Strong Abstract, Inc. agent for First American Title Insurance Company, at the time of closing the loan evidenced by the Note; and

          1.2 Mortgagor will forever warrant and defend the title to the Mortgaged Property unto the Mortgagee, its successors and assigns, against all persons and all claims of every kind and nature whatsoever.



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     2. Payment and Performance by Mortgagor.

          2.1 Mortgagor and TN shall pay to Mortgagee all principal, interest and other sums now or hereafter due and payable to Mortgagee under the terms of the Note, this Mortgage, and all other Loan Documents, as and when the same shall become due and payable by the terms thereof and hereof.

          2.2 Mortgagor and TN shall perform and comply with all terms, condition, provisions, covenants and agreements on the part of Mortgagor and/or TN to be observed and performed under this Mortgage, the Note, the Loan Agreement, and all other Loan Documents. All the terms, conditions and provisions of the Loan Documents are by reference incorporated herein as if fully set forth.

          2.3 Mortgagor shall timely perform all of its obligations and duties under any present or future lease, easement, license, permit, approval, covenant or agreement relating to, affecting, created for the benefit of or used in connection with the operation of all or any portion of the Mortgaged Property.

          2.4 This mortgage secures obligations of Mortgagor and TN to Mortgagee which obligations shall include, but not be limited to, expenses and attorneys fees incurred by Mortgagee by reason of default by Mortgagor and/or TN hereunder, under the Note or under any of the other Loan Documents, the payment of taxes, municipal assessments and insurance premiums whether advanced prior to or after the entry of judgment in any action to enforce this security instrument, together with all other sums due hereunder or secured hereby, plus accrued and unpaid interest.

     3. Maintenance and Repair. Mortgagor shall keep and maintain the Mortgaged Property and the sidewalks, curbs and drives abutting and adjacent thereto, if any, in good and tenantable order, condition and repair, and will make as and when necessary all repairs, renewals and replacements, structural and not structural, exterior and interior, ordinary and extraordinary, foreseen and unforseen. All such repairs, renewals and replacements made by Mortgagor shall be at least equal in quality to the original portion of the Mortgaged Property being repaired, renewed or replaced. Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property.

     4. Removal, Demolition and Alteration. Mortgagor shall not undertake or permit the removal or demolition of any building at any time erected on or forming a part of the Mortgaged Property, nor shall Mortgagor, without Mortgagee's prior written consent, undertake or permit any alteration in the design or structural character of any such building.

     5. Inspection by Mortgagee. Mortgagor will permit Mortgagee and Mortgagee's agents and representatives to enter the Mortgaged Property and all parts thereof for the purposes of making site and building investigations, performing soil, groundwater, structural and other tests, and generally to inspect. and photograph the condition and state of repair of the Mortgaged Property at any reasonable time upon one (1) business day prior notice.

     6. Insurance. Mortgagor shall from and after the date hereof and at all times while the indebtedness secured hereby is outstanding maintain at Mortgagor's sole expense, insurance in amounts, with deductibles satisfactory to Mortgagee as more fully set forth in the Loan Agreement, including, without


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limitation,  all  risk,  fire,  hazard  and  extended  coverage  insurance  with vandalism and malicious mischief endorsements on all buildings, structures and improvements now existing or hereafter erected on or forming a part of the Mortgaged Property, and all of the Personal Property, to the extent of one hundred percent (100%) of the replacement value thereof pursuant to full replacement value endorsements naming Mortgagee as mortgagee and additional
insured  pursuant  to  a  standard   mortgagee  loss  payable  clause,   without
co-insurance. Mortgagor shall also insure against such other hazards as Mortgagee may require from time to time and shall maintain rent insurance against loss of income arising out of damage or destruction by fire or the perils of extended coverage insurance, in an amount equal to one (1) year's gross rental income to the owner of the Mortgaged Premises, or business interruption insurance in an amount as required by Mortgagee from time to time, but not to exceed Mortgagee's reasonable estimate of the annual cost of debt service on the Note, taxes, insurance and maintenance for the Mortgaged Premises. All such insurance shall be in such amounts as is necessary to comply with co-insurance requirements and otherwise as Mortgagee shall require, and shall be written by stock or nonassessable mutual carriers with a general policy holders rating of A or better and a financial rating of VI or better in the most recent edition of Best's Key Rating Guide, Property-Casualty, published by Alfred M. Best Co., Inc. Mortgagor shall deliver to Mortgagee upon demand, and in the absence of demand not less than twenty (20) days prior to the expiration date of each such insurance policy, proof of the renewal and continuance of all required insurance coverages, with premiums prepaid. As additional security for the payment of the indebtedness secured by this Mortgage, shall name Mortgagee as an additional insured or be endorsed with a standard mortgagee clause, shall not be subject to contribution, shall be for a term of at least one (1) year, and shall provide for cancellation or modification only upon at least thirty
(30) days prior written notice to Mortgagee.

          6.1 If any of the insurance referred to herein, or any part thereof, shall expire, or be canceled, or become void or voidable by reason of the breach of any condition thereof, or if Mortgagee determines that such coverage is unsatisfactory due to the failure or impairment of the capital of any company in which the insurance may then be carried such that its AM Best Rating falls below the standard set forth in this Mortgage, or if for any reason whatever the insurance shall be or become unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Property, satisfactory to Mortgagee.

          6.2 If Mortgagee acquires title to the Mortgaged Property either by virtue of a judicial sale thereof pursuant to proceedings under the Note or upon this Mortgage or by virtue of a deed in lieu of foreclosure, or otherwise, then, and in any such event, all of Mortgagor's right, title and interest in and to all insurance policies referred to herein, including unearned premiums thereon and the proceeds thereof, shall vest in Mortgagee.

     7. Taxes, Assessments and Other Charges. If requested by Mortgagee, in addition to the monthly installment of interest and/or principal due to Mortgagee, Mortgagor shall pay to Mortgagee, on the payment date of installments due under the Note, until the Note is fully paid, a sum (the Escrow Payment) equal to one-twelfth (1/12) of the annual real estate taxes, other municipal assessments and the estimated annual premiums for all insurance required hereunder (the Escrow Charges), with an initial deposit to cover the months which will have elapsed between the last date such taxes, charges and premiums were due and payable and the first date on which an installment shall be due hereunder. The Escrow Payments may be commingled with other funds of Mortgagee


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

and no interest thereon shall be due of payable to Mortgagor. Mortgagee shall apply the Escrow Payments to the payment of the Escrow Charges in such order or priority as Mortgagee shall determine. If, at any time, the Escrow Payments theretofore paid to Mortgagee shall be insufficient for the payment of the Escrow Charges, Mortgagor, within ten (10) days after demand, shall pay the amount of the deficiency to Mortgagee.

     Mortgagor shall pay, prior to the accrual of any interest or penalties, without any deduction, defalcation or abatement, and shall furnish to Mortgagee proper receipts for, within five (5) days after their respective due dates, all ground rents, taxes, assessments, water and sewer rents, licenses or permit fees, and all other charges or claims which may be assessed, levied charged, imposed or filed at any time against Mortgagor, the Mortgaged Property or any part thereof, or against the interest of Mortgagee therein, by any governmental instrumentality or agency or other lawful authority or by any deed restriction, private agreement or declaration, recorded or otherwise, or which by any present or future law may have priority over the indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale. Mortgagor will pay, when due, all charges for utilities, whether public or private, used or consumed upon, in or in connection with the Mortgaged Property.

     8. Sale or Transfer of the Mortgaged Property. Mortgagor shall not, without the prior written consent of Mortgagee: (i) sell, transfer, convey or assign the Mortgaged Property, or any part thereof, or any interest therein, including but not limited to, an equitable interest in the Mortgaged Property, or any part thereof, to any party; or (ii) permit the sale, transfer, conveyance or assignment of the Mortgaged Property or any part thereof or any interest therein, either voluntarily or by operation of law.

     9. Internal Revenue Stamps. If at any time the United States Government or any department or bureau thereof shall require Internal Revenue stamps on the Note or other indebtedness secured hereby, Mortgagor shall, upon demand made by Mortgage, pay for such stamps together with any interest and penalties payable with respect thereto.

     10. Taxation of Note and Mortgage. If any law is hereafter enacted: (i) deducting from the value of real estate, for purposes of taxation, any lien or encumbrance thereon; (ii) revising or changing in any way the laws and ordinances now in force for the taxation of mortgages or the debts secured thereby, or the manner of collections of such taxes; (iii) imposing a tax directly or indirectly on Mortgagee with respect to the Mortgaged Property, the value of Mortgagor's equity therein, the indebtedness evidenced by the Note and/or secured by this Mortgage; (iv) requiring Mortgagee to pay, in whole or in part, any tax, assessment, charge or lien required to be paid by Mortgagor pursuant to the terms of this Mortgage; then, and in any such event, the entire unpaid balance of the indebtedness secured by this Mortgage shall, at the option of Mortgagee, without notice to Mortgagor, become immediately due and payable, unless, to the extent permitted by such law or ordinance, Mortgagor is authorized to, and does, pay or reimburse Mortgagee for the full amount of any such tax, assessment, charge or lien.

     11. Protection of Mortgage Lien. Mortgagor will promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and condition of all instruments of record affecting the Mortgaged Property, or imposing any duty or obligation upon Mortgagor or any occupant or tenant of the Mortgaged Property or any part thereof. Mortgagor shall do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of or constituting any portion of the Mortgaged Property.


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

     12. Costs, Expenses and Counsel Fees. Mortgagor and/or TN shall pay all expenses incurred by Mortgagee incident to the preparation, execution, delivery and/or recording of the Note, this Mortgage and all of the other Loan Documents. Mortgagor and/or TN shall, upon demand made by Mortgagee, promptly pay to Mortgagee all expenses and costs, including reasonable attorneys' fees, incurred by Mortgagee to collect any of the indebtedness secured hereby or to enforce the performance of the terms, conditions, provisions, agreements and covenants contained herein, in the Note, the Loan Agreement, or in any other Loan
Document, whether or not suit is instituted, or incurred by Mortgagee in connection with any action, proceeding, litigation or claim instituted or asserted by or against Mortgagee or in which the Mortgagee becomes engaged, wherein it becomes necessary, in the opinion of Mortgagee, to enforce, defend or uphold the lien of this Mortgage or the validity or effectiveness of any assignment of any claim, award, payment, insurance recovery or any other right or property conveyed, encumbered or assigned by Mortgagor to Mortgagee hereunder, or the priority of any of the same or otherwise. All such expenses, costs and attorneys' fees, together with interest thereon at the rate set forth in the Note in the event of a default thereunder, shall be deemed to be part of the principal indebtedness evidenced by the Note on a pro rata basis and secured by this Mortgage.

     13. Security Interest in the Personal Property. Mortgagor and Mortgagee hereby acknowledge that this Mortgage constitutes a security agreement under the Pennsylvania Uniform Commercial Code, and Mortgagor hereby grants to Mortgagee a security interest in every item of the Personal Property and the proceeds thereof and profits therefrom, replacements and substitutions therefor and additions and accessions thereto. Mortgagor shall, upon demand made by Mortgagee, execute, deliver and file any financing statements, continuation statements and other instruments as Mortgagee may from time to time require in order to perfect, confirm and maintain such perfected security interest under the Pennsylvania Uniform Commercial Code. Mortgagor hereby irrevocably appoints Mortgagee, its designees and nominees, as Mortgagor's agents and attorneys-in-fact to execute, deliver and file, on Mortgagor's behalf and in its name, any such financing statements, continuation statements, and other instruments as Mortgagee, in its sole discretion, deems necessary.

          13.1 Mortgagor hereby warrants and represents to Mortgagee that Mortgagor is and will be the owner of every item of the Personal Property, free from any leases, conditional sales, chattel mortgages, security interests, liens or encumbrances other than the security interest hereby created. Mortgagor further hereby represents and warrants to Mortgagee that, unless Mortgagee gives its prior written consent to the contrary, every item of the Personal Property has been, and shall be created thereon except the security interest hereby created.

     14. Rents, Profits and Leases. Mortgagor hereby assigns and transfers unto Mortgagee, its successors and assigns: (i) all rights, title, interest and privileges which Mortgagor has or may have as lessor in any lease now existing or hereafter made and affecting the Mortgaged Property or any part thereof, together with any extensions or renewals of such leases (collectively, the Leases and individually, a Lease); and (ii) all rents, income, and profits due or to become due under the Leases, or any of them, or arising or accruing from or relating to the Mortgaged Property, or any portion thereof, or the use thereof, and Mortgagor hereby confers upon Mortgagee, immediately upon Mortgagor's default in any respect under this Mortgage, the Note or any other Loan Document, the right to enter upon and take possession of the Mortgaged Property, or any portion thereof, and the right, with or without taking possession of the Mortgaged Property, to collect and receive all rents, income and profits accruing from the Leases and from the Mortgaged Property.



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

          14.1 Mortgagor hereby warrants, certifies, covenants and represents to Mortgagee as follows:

               14.1.1 That Mortgagor has or will have title to and full right to assign the Leases and the rents, income and profits due and to become due arising from and due pursuant to the Leases and from the Mortgaged Property.

               14.1.2 That Mortgagor will not, without the prior written consent of Mortgagee in each instance, enter into any Lease for all or any portion of the Mortgaged Property for a term of more than three (3) years or alter or modify any Lease, consent to any subletting of any Lease, or subordinate any Lease to any mortgage or other encumbrance other than this Mortgage. Each and every Lease shall be for fair market rental and on other than commercially reasonable terms between unrelated parties at arms length dealing. All such leases shall be subject and subordinate in lien and payment to the Mortgage and any extension, renewal, modification or replacement thereof

               14.1.3 That Mortgagor has not executed, and will not execute, any prior or other assignment of any of its rights under any of the Leases or its rights to the rent, income and profits therefrom or from the Mortgaged Property.

               14.1.4 That as of the date of this Mortgage, there are no Leases respecting all of any portion of the Mortgaged Property.

          14.2 Mortgagor has executed, acknowledged and delivered to Mortgagee a specific separate Assignment of Rents, Profits and Leases with respect to the Mortgaged Property dated even date herewith (the Assignment of Rents). In the event of any conflict between the terms of this Mortgage, including without limitation this paragraph 14, and the terms of any separate Assignment of Rents, the terms of the Assignment of Rents shall control.

     15. Destruction of the Mortgaged Property. In the event of any loss, damage or destruction to or of the Mortgaged Property, or any part thereof, Mortgagor shall give immediate written notice thereof to Mortgagee, and Mortgagee may make proof of loss thereof if proof of loss is not made promptly by Mortgagor; provided, however, that any adjustment of a proof of loss shall require the prior written consent of Mortgagee which shall not be unreasonably whithheld, conditioned or delayed. Each insurance company concerned is hereby authorized and directed to make payment under its insurance policies directly to Mortgagee. Mortgagee may, with the consent of Mortgagor, on behalf of Mortgagor, adjust and compromise any claims under any insurance policies. Mortgagor hereby irrevocably constitutes and appoints Mortgagee, its designees and nominees after an Event of Default, as Mortgagor's agents and attorneys-in-fact to adjust and compromise claims and to collect and receive proceeds and to endorse drafts therefor. Any proceeds paid to or collected by Mortgagee in connection with collecting such proceeds, shall be applied, in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect, in reduction of the outstanding principal balance of the Note, accrued and unpaid interest, or any other sum due under and/or secured by the Note or this Mortgage, whether or not then due. Mortgagee shall deliver written notice to Mortgagor of the amount so applied and of the then outstanding balance of the indebtedness secured by this Mortgage if the insurance proceeds are insufficient to pay the entire amount hereof. In the event a balance remains outstanding on the Note and Mortgagee receives proceeds of rent insurance or business interruption insurance beyond those required to be applied for the current monthly installment due under the Note, Mortgagee may retain such additional proceeds in escrow, for the account of Mortgagor, and so apply such proceeds on a monthly basis, provided that any such proceeds not needed to be applied to keep the Mortgagor current and not in default hereunder during the reasonably estimated period of time when the rents from the Mortgaged Premises will be inadequate to provide Mortgagor with sufficient funds with which to pay Mortgagee the amounts falling due each month shall be paid over to Mortgagor to met the other expenses of the Mortgaged Premises.

          15.1  Repair  and  Restoration.   Notwithstanding   the  provision  of
     paragraph  15,  and  provided  that (i) no event of  default  has  occurred hereunder  or under the Note or other Loan  Documents,  (ii)  Mortgagee  is satisfied that the there are sufficient proceeds to complete the restoration of the improvements constructed on the Mortgaged Premises to the same value and character as existed prior to such damage, and (iii) the insurers do not deny liability as to the insureds, Mortgagee shall apply the insurance proceeds for the repair and restoration of the Mortgaged Property in accordance in accordance with the following conditions:

               15.1.1 Prior to commencement of repair and restoration, the contracts, contractors, and plans and specifications thereof shall be approved by Mortgagee which approval shall not be unreasonably withheld, conditioned or delayed, and Mortgagee shall be provided with mechanics' lien waivers.

               15.1.2 At the time of any disbursement of the proceeds, Mortgagor shall not be in default under the Note, or this Mortgage, no mechanics' or materialmen's liens shall have been filed and remain undischarged and/or not bonded against and a satisfactory bring down of title insurance shall be delivered to Mortgagee.

               15.1.3  Disbursement shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of satisfactory evidence of the stage of completion and or performance of the work in a good and workmanlike manner in accordance with the contracts and the plans and specifications.

               15.1.4 Mortgagee shall retain ten percent (10%) of the proceeds until the repair and restoration is fully completed.

               15.1.5 The proceeds shall not bear interest and may be commingled with Mortgagee's other funds.

               15.1.6 Mortgagee may impose such other conditions as are customarily imposed by construction lenders.


               15.1.7 Prior to commencement of and at any time during repair and restoration, if the estimated cost thereof as determined by Mortgagee exceeds the amount of the proceeds, Mortgagor shall, immediately upon demand by Mortgagee, pay the amount of such excess to Mortgagee to be added to the proceeds held by Mortgagee. Any sum so added by Mortgagor which remains upon completion of repair and restoration shall be refunded to Mortgagor. If any sum remains after the completion and any refund to Mortgagor aforesaid, such sum remaining shall, at Mortgagee's option, be applied on account of the outstanding balance of the Note.

     16. Environmental Matters. Mortgagee shall, if it has reason to believe a problem exists, have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and testing as Mortgagee shall deem necessary or advisable at any reasonable time upon at least one (1) business day prior notice, at the sole cost and expense of Mortgagor and/or TN. Mortgagor and each lessee of any property encumbered by the lien of the Loan Documents, shall cooperate or, in the case of any such lessee shall be caused to cooperate, with such inspection efforts; such cooperation shall include, without limitation, supplying such information concerning the operations conducted and hazardous substances or hazardous waste located on any of such properties. In the event that Mortgagor shall fail to comply with any applicable state or federal environmental law, then Mortgagee may, in addition to any of its other remedies hereunder and the other Loan Documents, cause each such property to be brought into compliance and all expenses incurred by Mortgagee added to the sum secured by the Loan Documents and evidenced by the Note, and shall bear interest from the date of demand at the interest rate then in effect thereunder, plus five (5%) percent. Further, in the event Mortgagee, in order to protect the priority of this Mortgage, or to preserve the value of the Mortgaged Property, or in any situation in which Mortgagee is required, by court order or otherwise, to pay any costs, fees, expenses, settlements, damages, fines (civil or criminal) or penalties, including but not limited to, clean-up costs, attorney's fees and court costs, because of a past, present or future violation of the Environmental Laws (as defined in that certain Environmental Indemnity Agreement made by Mortgagor and Guarantor and delivered to Mortgagee even date herewith) on, in, under from or about the Mortgaged Property, all such sums shall be added to the amount secured hereby, shall be secured hereby (if this Mortgage is at that time in existence), shall be payable on demand by Mortgagor and/or TN and shall bear interest from the date of demand at the interest rate then in effect thereunder, plus five (5%) percent. The terms of this paragraph shall survive the payment in full of all other sums secured hereby and the satisfaction of record  of this  Mortgage.  Mortgagor  and TN have  executed  and  delivered  to
Mortgagee that certain Environmental Indemnity Agreement dated even date herewith (the Environmental Indemnity Agreement) setting forth certain representations, warranties, covenants and obligations of Mortgagor and TN respecting environmental matters at the Mortgaged Property. In the event of any conflict between this Mortgage and the Environmental Indemnity Agreement. the terms of the Environmental Indemnity Agreement shall control. The terms of the Environmental Indemnity Agreement are incorporated herein by reference.


     17. Eminent Domain. In the event that the Mortgaged Property, or any part thereof, shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or bona fide sale in lieu thereof (hereinafter collectively referred to as condemnation proceedings), Mortgagor and Mortgagee shall have the right to participate in any such condemnation proceedings and the award that may be made in any such condemnation proceedings or the proceeds thereof or the agreed upon compensation for damages sustained shall be applied by Mortgagee, in such order and amounts as Mortgagee, in its sole discretion, may elect, in reduction of the outstanding principal balance of the Note, all accrued and unpaid interest, or any other sum due under and/or secured by the Note or this Mortgage, whether or not then due. In the event the whole of the

Mortgaged Property is taken and the amount of the awards, proceeds or compensation received by Mortgagee is insufficient to pay the then unpaid principal balance of the Note, together with all accrued and unpaid interest thereon, and all other sums then due to Mortgagee from Mortgagor and TN, Mortgagor and/or TN shall, within ten (10) days after the application of the award, proceeds or compensation as aforesaid, pay such deficiency to Mortgagee. In the event less than the whole of the Mortgaged Property is taken, and the amount of the awards, proceeds or compensation received by Mortgagee is insufficient to reduce the outstanding balance of the Note to an amount equal to or less than eighty-five (85%) percent of the appraised value of the Mortgaged Property after the taking determined by an appraisal of the Mortgaged Property by a qualified appraiser approved by Mortgagee, then Mortgagor and/or TN shall, within ten (10) days after the application of the award, proceeds or compensation as aforesaid, pay to Mortgagee the amount necessary to reduce the outstanding balance of the Note to an amount equal to eighty-five (85%) percent of the appraised value of the Mortgaged Property after the taking. The cost of such appraisal shall be the responsibility of Mortgagor.

          17.1 Repair and Restoration. Notwithstanding the provisions of paragraph 17, in the event of a partial taking, and provided that (i) no event of default has occurred hereunder or under the Note or other Loan Documents, and (ii) Mortgagee is satisfied that the there are sufficient proceeds to complete the restoration of the improvements constructed on the Mortgaged Premises to the same value and character as existed prior to such taking, Mortgagee shall apply the condemnation proceeds for the repair and restoration of the Mortgaged Property in accordance with the following conditions:

               17.1.1 Prior to commencement of repair and restoration, the contracts, contractors, and plans and specifications thereof shall be approved by Mortgagee, which approval shall not be unreasonably withheld, conditioned or delayed, and Mortgagee shall be provided with mechanics' lien waiver.

               17.1.2 At the time of any disbursement of the proceeds, Mortgagor shall not be in default under the Note, or the Mortgage, no mechanics' or materialmen's liens shall have been filed and remain undischarged and or properly bonded against and a satisfactory bring down of title insurance shall be delivered to Mortgagee.

               17.1.3  Disbursement shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of satisfactory evidence of the stage of completion and of performance of the work in a good and workmanlike manner in accordance with the contracts and the plans and specifications.

               17.1.4 Mortgagee shall retain ten percent (10%) of the proceeds until the repair and restoration is fully completed.

               17.1.5 The proceeds shall not bear interest and may be commingled with Mortgagee's other funds.

               17.1.6 Mortgagee may impose such other conditions as are customarily imposed by construction lenders.

               17.1.7 Prior to commencement of and at any time during repair and restoration, if the estimated cost thereof as determined by Mortgagee exceeds the amount of the proceeds, Mortgagor shall, immediately upon demand by Mortgagee, pay the amount of such excess to Mortgagee to be added to the proceeds held by Mortgagee. Any sum so added by Mortgagor which remains upon completion of repair and restoration shall be refunded to Mortgagor. If any sum remains after the completion and any refund to Mortgagor aforesaid, such sum remaining shall, at Mortgagee's option, be applied on account of the outstanding balance of the Note.

     18. Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

          18.1 The occurrence of an event of default under the Note, the Loan Agreement, the Assignment of Rents, the Environmental Indemnity Agreement or any other Loan Document.

          18.2 The failure of Mortgagor to perform or comply with any other of the terms, conditions, provisions, agreements, covenants and conditions contained herein.

          18.3 The filing of any non consensual lien or encumbrance, mechanic's or materialmen's lien or municipal claim against all or any portion of the Mortgaged Property which is not discharged within twenty (20) days unless it is being contested by Mortgagor in good faith and due diligence in appropriate proceedings with the approval of Mortgagee, a bond or escrow having been posted with Mortgagee for the full amount of such contested lien.

          18.4 The existence of any security interest, pledge, consensual lien, or other consensual encumbrance in favor of any party other than Mortgagee in the Mortgaged Property.

          18.5 If Mortgagor shall at any time deliver or cause to be delivered to Mortgagee a notice pursuant to 42 Pa. C.S.A. 8143 electing to limit the indebtedness secured by this Mortgage.

     In the event of any conflict between the terms of this Mortgage, including without limitation this paragraph 18, and the terms of the Note, the terms of the Note shall control.

     19. Remedies. Upon the happening of any Event of Default, the entire unpaid balance of principal, and all accrued and unpaid interest under the Note and all other sums due under or secured by this Mortgage shall, at the option of Mortgagee, become immediately due and payable, without notice or demand. Mortgagee may forthwith, and without delay:

          19.1 Institute an action of mortgage foreclosure against the Mortgaged Property, or any portion thereof, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, and proceed therein to final judgment and execution thereon for the entire accelerated indebtedness as aforesaid, together with all costs of suit and attorney's fees, together with interest at the default rate set forth in the Note on any judgement obtained by mortgagee from and after the date of any Sheriff's Sale of the Mortgaged Property until actual payment is made by the Sheriff of the full amount due to Mortgagee. The obligations of the Mortgagor and/or TN and the rights and remedies of the Mortgagee hereunder shall survive the entry of judgment hereunder or under the obligation this Mortgage secures; it being the intention of parties hereto that such rights, remedies and obligations shall not merge into or be extinguished by any such judgment but shall continue until all sums secured hereby have been paid in full.

               19.1.1 The Mortgaged Property, or any portion thereof, may be sold pursuant to any Writ of Execution issued on a judgment obtained by virtue of the Note or this Mortgage or pursuant to any other judicial proceedings, whether or not under this Mortgage, in one parcel as an entirety, or in such parcels, manner and order as Mortgagee, in its sole discretion, may elect.

          19.2 Enter and take possession of the Mortgaged Property and manage and operate the same, let or re-let the Mortgaged Property or any part thereof, cancel, modify, and grant indulgences with respect to the Leases, evict tenants, bring or defend any suits in Mortgagee's name or in Mortgagor's name in connection with possession of the Mortgaged Property, make repairs, alterations and improvements as Mortgagee deems appropriate, and perform such other acts in connection with the management and operation of the Mortgaged Property as Mortgagee, in its sole discretion, deems appropriate, and demand, sue for, collect and receive all or any rents, income and profits accruing from the Mortgaged Property and from the Leases shall be applied by Mortgagee, in such order and amounts as Mortgagee shall elect, to the costs of operation and maintenance of the Mortgaged Property, the expenses (including attorney's fees) incident to taking and retaining possession of the Mortgaged Property and collecting the rents, issues and profits therefrom and from any Lease, any other expenses as Mortgagee shall determine and monies necessary to satisfy all indebtedness due under and/or secured by the Note and this Mortgage.

               19.2.1 THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST MORTGAGOR. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST MORTGAGOR, MORTGAGOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS MORTGAGOR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA.

               FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO, BY COMPLAINT OR OTHERWISE, APPEAR FOR AND ENTER AND CONFESS JUDGMENT IN FAVOR OF MORTGAGEE AND AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, FOR RECOVERY BY MORTGAGEE OF POSSESSION OF THE MORTGAGED PROPERTY, FOR WHICH THIS MORTGAGE, OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF MORTGAGEE SO DESIRES, A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT IN CONNECTION WITH THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS OR ENTER

          AND CONFESS JUDGMENT ONE OR MORE TIMES AS HEREIN PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGEE MAY BRING AN ACTION IN EJECTMENT AND CONFESS JUDGMENT THEREIN BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE THE NOTE, OR AFTER ENTRY OF JUDGMENT IN ANY PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR ON THE NOTE, OR AFTER A SHERIFF'S SALE OF THE MORTGAGED PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER.

               MORTGAGOR ACKNOWLEDGES THAT MORTGAGOR HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS MORTGAGE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO MORTGAGOR BY SUCH COUNSEL, AND AS EVIDENCE OF SUCH FACT THE MORTGAGOR SIGN(S) HIS/HER/THEIR/ITS INITIALS BELOW.

                        /s/ PLD                                /s/ JAS
                  (Initials of  Mortgagor)            (Initials of  Mortgagor)

          19.3 Have a receiver appointed to enter into possession of the Mortgaged Property and to collect the rents, issues, profits and income therefrom and to apply such rents, issues, profits and income as provided for in subparagraph 19.2.1 hereof or as the court may otherwise direct. Mortgagee shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security for the indebtedness secured hereby or the insolvency of Mortgagor or any other person who may be legally or equitably liable to pay money secured hereby and the Mortgagor and each such other person shall be deemed to have waived such proof and to have consented to the appointment of such receiver. Should the Mortgagee or any receiver collect rents, issues, profits or income from the Mortgaged Property, monies so collected shall not be substituted for the payment of the indebtedness secured hereby, nor can they be used to cure the default, without the prior written consent of Mortgagee. Any receiver shall be liable to account only for the rents, issues, profits and income actually received by such receiver.

          19.4 Exercise all of the remedies of a secured party under the Pennsylvania Uniform Commercial Code, including, but not limited to, the right and power to sell, or otherwise dispose of, the Personal Property or any part thereof, and for that purpose Mortgagee shall take immediate and exclusive possession of the Personal Property or any part thereof as Mortgagee elects and, with or without judicial process, enter upon any portion of the Mortgaged Property on which the Personal Property, or any part thereof, may be situated and remove the same without being guilty of trespass and without liability for damages thereby occasioned.

          19.5 Exercise any other right or remedy otherwise available to Mortgagee and resort to any other security held by Mortgagee for the payment of the indebtedness secured hereby in such order and manner as Mortgagee, in its sole discretion, may elect.


     20. Remedies Cumulative. The rights and remedies of Mortgagee provided for in this Mortgage, in the Note, in the Loan Agreement, and in any other Loan

Document, shall be cumulative and concurrent and shall not be exclusive of any right or remedy provided by law, in equity or otherwise. Said rights and remedies may, at the sole and exclusive discretion of Mortgagee, be pursued singly, successively or together, and may be exercised as often as occasion therefor shall arise.

     21. Mortgagor's Waivers. Mortgagor and TN hereby waive and release: (i) all errors, defects and imperfections (except as to notice required hereunder or in the Loan Documents), in any proceeding instituted by Mortgagee under this Mortgage, the Note, the Loan Agreement, or any other Loan Document; (ii) all notices of default or of Mortgagee's exercise, or election to exercise, any right or remedy referred to in paragraph 19 hereof; and (iii) the benefit of any laws now or hereafter enacted extending the time for payment of any sum due under or secured hereby or affording any right to a stay of any execution to be issued on any judgment obtained under the Note, the Loan Agreement, this Mortgage or any other Loan Document, or exempting any property from levy and sale upon any such execution.

     22. No Waiver. No failure or delay by Mortgagee in insisting upon the strict performance by Mortgagor and/or TN of any of the terms, covenants, conditions, agreements and provisions contained herein, in the Note, the Loan Agreement, or in any other Loan Document shall constitute or operate as an estoppel or a waiver of any such terms, covenants, conditions, agreements and provisions, nor shall any such failure or delay preclude Mortgagee from thereafter insisting upon such strict performance by Mortgagor and/or TN. Neither Mortgagor, TN nor any guarantor or surety or other person obligated for the payment of the indebtedness secured hereby shall be relieved of such obligation by reason of the failure of Mortgagee or TN to comply with any request of Mortgagor or of any such guarantor, surety or other person to take action to foreclose this Mortgage or to otherwise enforce any of the provisions of this Mortgage or any of the obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners or the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of the Note or this Mortgage without first having obtained the consent of Mortgagor, TN, or any such guarantor, surety or other person, and Mortgagor and each such guarantor, surety and other person shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee. Mortgagee may release, regardless of consideration, the obligation of any party at any time liable for any of the indebtedness secured by this Mortgage without, as to any other person so obligated or the remainder of such security, in any way affecting such other person's obligation or impairing or affecting the lien of this Mortgage or the priority of the lien of this Mortgage.

     23. Mortgagee's Right to Remedy Defaults. If, after the expiration of all applicable notice and cure periods, Mortgagor fails to pay when due any sum required to be paid by Mortgagor or fails to perform any obligation of Mortgagor hereunder, Mortgagee, at its option, shall have the right, but not the obligation, to pay any such sum or to take any action which Mortgagee deems necessary or advisable to protect the security of this Mortgage or the Mortgaged Property, all without prejudice to any of Mortgagee's rights or remedies available hereunder or under the Note, the Loan Agreement, or under any other Loan Document, at law, or in equity. The amount of all payments so made by Mortgagee, together with all costs so incurred by Mortgagee, shall immediately be due and payable from Mortgagor and/or TN to Mortgagee, together with interest at the rate set forth in the Note in the event of a default thereunder, from the date such payment was made of cost incurred by Mortgagee until the date of repayment by Mortgagor and/or TN. All such amounts, together with interest as aforesaid, shall be add to and evidenced by the Note and secured by this Mortgage.

     24. Further Assurances. Mortgagor will execute and deliver such further instruments and documents, and perform such further acts as may be requested by Mortgagee from time to time to confirm the provisions of, or to carry out more effectively the purposes of this Mortgage, the Note, the Loan Agreement, or any other Loan Documents. Mortgagor hereby authorizes Mortgagee to execute and deliver such further instruments and documents and to perform such further acts at any time and from time to time, on behalf of Mortgagor. Mortgagor hereby irrevocably appoints Mortgagee, its designees and nominees, as Mortgagor's agents and attorneys-in-fact, to execute, from time to time, on behalf of Mortgagor, one or more such instruments and documents.

     25. Notices and Other Communications. All notices and other communications hereunder shall be given in the manner specified in the Loan Agreement. All notices to be given to Mortgagee pursuant to 42 Pa. C.S.A. 8143 shall be given to Mortgagee by certified mail to Mortgagee's address set forth below.

     26. Captions. The heading and captions herein are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Mortgage.

     27. Binding Effect. This Mortgage shall bind Mortgagor and its successors and assigns and shall inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns.

     28. No Amendment. This Mortgage shall not be modified or amended except in writing signed by the party against whom the enforcement of such amendment or modification is sought.

     29. Severability. If any term, covenant or condition of this Mortgage or the application thereof to any party or circumstance shall, to any extent, be invalid, or unenforceable, the remainder of this Mortgage, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Mortgage shall be valid and be enforced to the fullest extent permitted by law.

     30. Governing Law. This Mortgage shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     31. Waiver of Jury Trial. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THE NOTE, THIS MORTGAGE, AND OTHER LOAN DOCUMENTS, ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE MORTGAGEE OR THE MORTGAGOR IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL

INDUCEMENT FOR THE MORTGAGEE TO MAKE THE LOAN EVIDENCED BY THE NOTE AND SECURED BY, INTER ALIA, THIS MORTGAGE.

         IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed the day and year first above written.

                                   MORTGAGOR:

                                   SPITZ, INC.
/s/ Donn L. Guthrie
                               WITNESS AS TO BOTH
WITNESS AS TO BOTH
                                 BY:       /s/ Jonathan Shaw             (SEAL)
                                    -------------------------------------------

                             ATTEST:     /s/ Paul Dailey                 (SEAL)
                                   ---------------------- ---------------------

                                                               [Corporate Seal]


     In consideration of Mortgagee's advance of the proceeds of the Note and the covenants and obligations of TN as set forth herein, and intending to be legally bound hereby, TN has caused this Mortgage to be duly executed.

                                    TRANSNATIONAL INDUSTRIES, INC.
/s/ Donn L. Guthrie
WITNESS AS TO BOTH
                                 BY:       /s/ Jonathan Shaw             (SEAL)
                                    -------------------------------------------

                             ATTEST:     /s/ Paul Dailey                 (SEAL)
                                   ---------------------- ---------------------


                                                               [Corporate Seal]


         I hereby certify that the address of the above-named Mortgagee is 22 West State Street, Media, Delaware County, Pennsylvania, 19063.


                                                        /s/ Donn L. Guthrie
                                                -------------------------------
                                                     Donn L. Guthrie, Esquire

COMMONWEALTH OF PENNSYLVANIA        :
                                                              :SS
COUNTY OF CHESTER                           :


     On this, the 14th day of January, 2004, before me, the undersigned officer, appeared Jonathan A. Shaw and Paul L. Dailey, who acknowledged themselves to be the President and Executive President of, Spitz, Inc., a Delaware corporation, and Transnational Industries, Inc., a Delaware corporation, and that they as such, being authorized to do so, executed the foregoing instrument and acknowledged that he executed the same for the purpose therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                      /s/ Maria Pantano Bucci
                                                      -------------------------
                                                          NOTARY PUBLIC
My Commission Expires:                                    (Notary Seal)
Maria Pantano Bucci, Notary Public
Marple Twp., Delaware County
My commission expires June 16, 2007



RECORDING INFORMATION:

ALL THAT CERTAIN lot or parcel of land with buildings and improvements thereon erected, Situate in the Township of Chadds Ford, County of Delaware, State of Pennsylvania, bounded and described according to a Final Subdivision Plan for Chadds From Plaza, made by Brandywine Valley Engineers, Aston, PA, dated 1/19/1998 and last revised 10/2/2002 as follows, to wit:

BEGINNING at a point of curve on the Southwesterly side of Brandywine Drive (60 feet wide), being a corner of Proposed Lot #2 (as shown on said plan); thence from said point of beginning extending along said drive the three following courses and distances: (1) on a line curving to the left having a radius of
425.00 feet an arc distance of 74.78 feet to a point; thence (2) South 48 degrees 55 minutes 22 seconds East 467.61 feet to a point of curve; thence (3) on a line curving to the right having a radius of 250.00 feet an arc distance of
101.40 feet to a point, being a corner of lands now or late of Thomas Hannum; thence leaving said drive extending along lands of Hannum the two following courses and distances: (1) South 64 degrees 18 minutes 55 seconds West 229.98 feet to a point; thence (2) South 25 degrees 41 minutes 05 seconds East 261.49 feet to a point on the title line in the bed of Baltimore Pike, being a corner of lands of Hannum; thence extending along said title line the three following courses and distances: (1) South 66 degrees 53 minutes 00 seconds West 33.53 feet to a point; thence (2) South 60 degrees 12 minutes 00 seconds West 210.00 feet to a point; thence (3) South 57 degrees 55 minutes 00 seconds West 371.81 feet to a point, being a corner of other lands of Brandy Partners; thence leaving said pike extending along said lands the three following courses and distances: (1) North 20 degrees 56 minutes 06 seconds West 317.68 feet to a point; thence (2) North 52 degrees 44 minutes 03 seconds West 339.59 feet to a point; thence (3) North 25 degrees 49 minutes 00 seconds West 295.00 feet to a point; thence still along said lands and along Lot #2 North 64 degrees 11 minutes 00 seconds East 743.13 feet to the first mentioned point and place of beginning.

BEING Lot #3 on the above-mentioned Plan.

BEING Folio #04-00-00034-02.



BEING THE SAME PREMISES which Brandy Partners, a Pennsylvania limited partnership, by Indenture bearing date the 14th day of January, 2004, duly executed, acknowledged and delivered, and intended to be forthwith recorded, granted and conveyed unto Spitz, Inc., a Delaware corporation, in fee.









                                   EXHIBIT "A"